First Internet Bancorp Investor Presentation Second Quarter 2018 Exhibit 99.1

Forward-Looking Statements This presentation may contain forward-looking statements with respect to the financial condition, results of operations, trends in lending policies, plans, objectives, future performance or business of the Company. Forward-looking statements are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions. Forward-looking statements are not a guarantee of future performance or results, are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the information in the forward-looking statements. Factors that may cause such differences include: failures or breaches of or interruptions in the communications and information systems on which we rely to conduct our business; failure of our plans to grow our commercial real estate, commercial and industrial, public finance and healthcare finance loan portfolios; competition with national, regional and community financial institutions; the loss of any key members of senior management; fluctuations in interest rates; general economic conditions; risks relating to the regulation of financial institutions; and other factors identified in reports we file with the U.S. Securities and Exchange Commission. All statements in this presentation, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events. 2

Non-GAAP Financial Measures This presentation contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures, specifically tangible common equity (“TCE”), tangible assets (“TA”), tangible book value (“TBV”) per common share, tangible common equity to tangible assets, return on average tangible common equity (“ROATCE”), pre-tax, pre- provision earnings, net interest margin – FTE, adjusted net income, adjusted diluted earnings per share, adjusted return on average assets and adjusted return on average tangible common equity are used by the Company’s management to measure the strength of its capital and analyze profitability, including its ability to generate earnings on tangible capital invested by its shareholders. Although management believes these non-GAAP measures are useful to investors by providing a greater understanding of its business, they should not be considered a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures that may be presented by other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the table at the end of this presentation under the caption “Reconciliation of Non- GAAP Financial Measures.” 3

Performance Summary

Strong balance sheet growth has driven increased earnings and overall growth in tangible book value per share

Diluted Earnings Per Share[1,2,3]


$0.55
$0.64
$0.43
$0.61
$0.71
$0.63
$0.41
$0.71
$0.67
3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18

Pre-Tax, Pre-Provision Earnings[3]


Dollars in thousands
$6,823
$5,637
$4,890
$6,787
$7,925
$8,198
$7,740
$7,456
3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18

Tangible Book Value Per Share[3]


$23.94
$23.04
$23.52
$24.43
$25.70
$26.09
$26.05
$27.25
3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18

Total Assets


Dollars in millions
$1,824
$1,854
$2,053
$2,381
$2,633
$2,768
$2,863
$3,116
3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18

Total Loans


Dollars in millions
$1,199
$1,251
$1,433
$1,698
$1,868
$2,091
$2,209
$2,374
3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18

Total Deposits


Dollars in millions
$1,494
$1,463
$1,557
$1,732
$1,997
$2,085
$2,177
$2,394
3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18

[1] 1Q17, 2Q17 and 3Q17 amount reflects full impact of offering of 945,000 shares of common stock in December 2016. 4Q17 and 1Q18 amount reflects full impact of offering of 1,897,500 shares of common stock in September 2017. 2Q18 reflects partial impact of offering of 1,730,750 shares of common stock on June 11, 2018.
[2] 4Q17 reported diluted EPS of $0.41 included the revaluation of the Company's net deferred tax asset which reduced diluted EPS by $0.22.
[3] See Reconciliation of Non-GAAP Financial Measures.

4

FIRST INTERNET BANCORP

Second Quarter 2018 Highlights . Quarterly net income of $6.0 million, up 50% over 2Q17 . Quarterly diluted EPS of $0.67, up 10% over 2Q17 . Quarterly net interest income of $15.5 million, up 19% over 2Q17 . Total quarterly loan growth of $164.6 million, or 7% . Total year-over-year loan growth of $675.6 million, or 40% . Total quarterly asset growth of $253.0 million, or 9% . Total year-over-year asset growth of $734.5 million, or 31% 5

Corporate Overview Corporate Summary 2Q18 Financial Information . First Internet Bank launched in 1999 . Total assets $3.1 billion . First state-chartered FDIC-insured . Total loans $2.4 billion Internet bank . Total deposits $2.4 billion . Headquartered in Fishers, IN with an . 1 office in Tempe, AZ TCE / tangible assets 8.92% . . Industry pioneer in branchless NPLs / total loans 0.01% delivery of consumer and commercial . ROAA 0.82% banking services . ROATCE 1 10.31% . Nationwide deposit and lending footprint . Market capitalization 2 $311.6 million . Experienced management team . Dividend yield 2 0.8% . Strong balance sheet and earnings . NASDAQ Global Select Market INBK growth 1 See Reconciliation of Non-GAAP Financial Measures 6 2 Market valuation data as of July 27, 2018

Differentiated Business Model . Nationwide consumer banking provider . Proven online / mobile retail deposit platform using scalable technology backed by exceptional customer service . Low cost delivery channel creates customer value through competitive rates and low fees . Commercial banking franchise focused on select local and national markets Local National . C&I – Central Indiana . Single tenant lease financing . C&I – Arizona . Public finance . Investor CRE – Central Indiana . Healthcare finance (via . Construction – Central Indiana relationship with Lendeavor) . National, award-winning online direct-to-consumer mortgage banking platform . National, niche consumer lending segments with solid yields and asset quality Asset class and geographic diversity provides ability to generate top tier balance sheet and revenue growth funded by a loyal, efficient and growing deposit base 7

Strategic Objectives . Drive revenue growth and positive operating leverage . Achieve consistent strong profitability . Deploy capital in an accretive manner focused on building shareholder value . Capitalize on consumer trends by capturing greater deposit market share among digital banking adopters . Maintain strong asset quality and focus on disciplined risk management . Expand asset and deposit generation channels to supplement growth and increase profitability . Continue investing in technology to remain a digital banking leader and increase efficiency 8

Corporate Recognition First Internet Bank has been recognized for its innovation and is consistently ranked among the best banks to work for, enhancing its ability to attract and retain top-level talent . Top Rated Online Business Bank in 2017 – Advisory HQ . TechPoint 2016 Mira Award “Tech-enabled Company of the Year” . Top 10 finalist – 2016 Indiana Public Company of the year presented by the CFA Society and FEI . Magnify Money ranked #1 amongst 2016 Best Banking Apps (Banker’s “Online Direct Banks”) . American Banker’s “Best Banks to Work For”  2017  2016  2015  2014  2013 . “Top Workplaces in Indianapolis” The Indianapolis Star  2018 (#4 on the list)  2017 (#2 on the list)  2016  2015  2014 . “Best Places to Work in Indiana”  2018  2017  2016  2013 . Mortgage Technology 2013 awarded top honors in the Online Mortgage Originator category 9

Consistent Balance Sheet Growth Execution of the business strategy has driven consistent and sustainable balance sheet growth Total Assets Total Loans Dollars in millions $3,116 Dollars in millions $2,374 $2,768 $2,091 CAGR: 35.2% CAGR: 41.3% $1,854 $1,251 $1,270 $954 $971 $732 $802 $501 2013 2014 2015 2016 2017 2Q18 2013 2014 2015 2016 2017 2Q18 Total Deposits Shareholders' Equity Dollars in millions $2,394 Dollars in millions $282 $2,085 CAGR: 32.6% CAGR: 28.6% $224 $1,463 $154 $956 $97 $104 $673 $759 $91 2013 2014 2015 2016 2017 2Q18 2013 2014 2015 2016 2017 2Q18 10

Five Year Balance Sheet Growth . Five year balance sheet growth rates far Five Year Total Asset Growth exceed the median rates for similar 374% institutions . INBK growth over this period has been primarily organic as opposed to through 82% acquisitions INBK SNL Small Cap US Banks Five Year Total Loan Growth Five Year Total Deposit Growth 548% 327% 108% 80% INBK SNL Small Cap US Banks INBK SNL Small Cap US Banks Source: Company data and SNL Financial; financial data as of June 30, 2018; peer data represents median value of component companies. SNL Small Cap US Banks represent publicly traded small cap banks with a market capitalization of between $250 11 million and $1 billion; peer data based on index components as of June 30, 2018.

Earnings and Profitability The Company remains focused on driving earnings growth and improving profitability Net Income1,2 Net Interest Margin - FTE1 $6,028 $6,008 Dollars in thousands $5,344 $4,895 2.57% 2.53% 2.52% 2.59% 2.47% 2.48% 2.41% 2.33% $3,710 $4,001 $3,098 $2,832 $3,498 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 Return on Average Assets1,2 Return on Average Tangible Common Equity1,2 0.87% 11.24% 11.51% 11.19% 0.81% 0.80% 0.82% 10.25% 10.31% 0.78% 9.41% 9.73% 0.71% 0.73% 0.60% 7.65% 0.52% 6.37% 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 1 See Reconciliation of Non-GAAP Financial Measures. 2 4Q17 reported net income of $3.5 million included the revaluation of the Company’s net deferred tax asset which reduced net income by $1.8 million and negatively impacted ROAA and ROATCE. 12

Increasing Economies of Scale Scalable, technology-driven model delivers increasing efficiency and is a key component driving improved operating leverage Net Interest Income Noninterest Expense / Average Assets Dollars in thousands $15,360 $15,415 $15,461 $14,191 1.93% $12,974 1.85% 1.77% $11,457 $10,904 $10,338 1.63% 1.50% 1.47% 1.45% 1.40% 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 Efficiency Ratio Total Assets Per FTE Dollars in millions $15.1 64.0% $14.0 $12.9 $13.4 59.1% $12.1 56.8% 56.9% 57.7% $9.7 $10.3 55.2% 54.2% 54.2% $9.5 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 13

Interest Rate Risk Management

- 2Q18 FTE net interest margin of 2.33%[1] declined 8 bps compared to 1Q18
  - 3 bps of decline due to elevated prepayment activity in healthcare finance and consumer portfolios and a special dividend received from FHLB in 1Q18
  - 5 bps of decline due to interest rate compression / flat yield curve
- Company continued the hedging strategy initiated in 4Q17
  - Enhances interest rate sensitivity of longer term fixed rate assets
  - Offsets impact of higher short-term interest rates on deposits / funding costs
  - Extends duration of supplemental funding sources
- Total notional value of $400.6 million of pay fixed / receive variable interest rate swaps in place to effectively convert fixed rate assets to variable rate and $130.0 million of pay fixed / receive variable interest rate swaps in place to effectively convert variable rate deposits and short-term FHLB advances to fixed rate
  - $312.4 million in place to hedge public finance loans
  - $88.2 million in place to hedge investment securities
- Majority of asset swaps contain one year forward-start term to preserve current period net interest income while gradual interest rate tightening continues
- Interest rate sensitivity in instantaneous parallel shift upward rate scenarios:

	% Change for Parallel Shift in Interest Rates		
	+50 bps	+100 bps	+200 bps
Net interest income: year 1	1.34%	2.70%	5.22%
Net interest income: year 2	3.59%	7.17%	14.12%

14

FIRST INTERNET BANCORP

[1] See Reconciliation of Non-GAAP Financial Measures.

Loan Portfolio Overview



Commercial and industrial [1]
Commercial real estate
Single tenant lease financing
Public finance
Healthcare finance
Residential mortgage/HE/HELOCs
Consumer
15%
7%
39%
27%
12%
13%
5%
49%
19%
14%
11%
3%
44%
11%
19%
12%
11%
3%
42%
14%
1%
17%
12%
9%
3%
38%
21%
2%
16%
11%
9%
2%
38%
22%
2%
16%
11%
8%
2%
37%
24%
3%
15%
11%
2015
2016
2Q17
3Q17
4Q17
1Q18
2Q18

Dollars in thousands	2015	2016	2Q17	3Q17	4Q17	1Q18	2Q18
Commercial loans							
Commercial and industrial	$ 102,000	$ 102,437	$ 107,569	$ 122,587	$ 122,940	$ 119,893	$ 107,394
Owner-occupied commercial real estate	44,462	57,668	66,952	75,986	75,768	81,998	86,068
Investor commercial real estate	16,184	13,181	10,062	7,430	7,273	6,273	6,185
Construction	45,898	53,291	45,931	50,367	49,213	47,013	46,769
Single tenant lease financing	374,344	606,568	747,790	783,918	803,299	834,335	863,981
Public finance	-	-	179,873	269,347	438,341	481,923	566,184
Healthcare finance	-	-	2,810	12,363	31,573	48,891	65,605
Total commercial loans	582,888	833,145	1,160,987	1,321,998	1,528,407	1,620,326	1,742,186
Consumer loans							
Residential mortgage	214,559	205,554	292,997	291,382	299,935	318,298	337,143
Home equity	43,279	35,036	33,312	31,236	30,554	29,296	28,826
Trailers	67,326	81,186	94,036	97,811	101,369	107,714	120,957
Recreational vehicles	38,597	52,350	63,514	66,619	69,196	73,005	79,946
Other consumer loans	2,389	39,913	51,052	56,490	56,968	55,466	59,261
Total consumer loans	366,150	414,039	534,911	543,538	558,022	583,779	626,133
Net def. loan fees, prem. and disc.	4,821	3,605	2,523	2,951	4,764	5,300	5,716
Total loans	$ 953,859	$ 1,250,789	$ 1,698,421	$ 1,868,487	$ 2,091,193	$ 2,209,405	$ 2,374,035

[1] Includes commercial and industrial and owner-occupied commercial real estate balances

15

FIRST INTERNET BANCORP

Commercial Real Estate Commercial real estate balances increased Single Tenant Lease Financing $113.2 million, or 14.1%, since 2Q17 Portfolio Diversity As of % of Dollars in millions June 30, 2018 total 7.6% Red Lobster Single tenant lease financing $864.0 94.2% 6.6% Walgreen's Construction 46.8 5.1% 5.6% Investor commercial real estate 6.2 0.7% 5.4% Bob Evans Total commercial real estate $917.0 100.0% 4.2% CVS 70.6% Single tenant lease financing overview: Burger King . Long term lease financing of single tenant All others properties occupied by financially strong lessees . Originations / commitments over the past twelve Texas months exceeded $222 million 16.9% Ohio . Nationwide platform provides ability to capitalize on 7.2% Georgia national correspondent network 57.8% 6.5% North . Carolina Expertise in asset class with streamlined execution 6.1% and credit process California 5.5% . Strong historical credit performance All others . Average portfolio LTV of approximately 51% 16

Commercial & Industrial Commercial & industrial overview: Commercial & industrial balances increased . Originations / commitments over the past $18.9 million, or 10.9%, since 2Q17 twelve months exceeded $87 million As of % of . Primarily serves the borrowing and treasury Dollars in millions June 30, 2018 total management needs of small and middle- Commercial & industrial $107.4 55.5% market businesses Owner-occupied CRE 86.1 44.5% . Seasoned banking team leverages market Total commercial & industrial $193.5 100.0% knowledge and experience to serve clients in a relationship-based approach Commercial & Industrial Balances Dollars in millions $193.5 . Business line built organically, adding select $198.7 personnel with specialized product or market $160.1 $146.5 $75.8 expertise $86.1 $111.5 $57.7 . Indiana team focuses on Central Indiana $44.5 and adjacent Midwestern markets $34.3 $122.9 . $102.0 $102.4 $107.4 Added to Arizona team to further enhance $77.2 origination efforts . Strong credit performance to date 2014 2015 2016 2017 2Q18 Commercial & industrial Owner-occupied CRE 17

Public Finance Public finance originations/commitments Portfolio Composition during the past twelve months exceeded 1.6% General Obligation/G.O. 0.2% Equivalent $404 million 2.7% Water & sewer revenue 2.9% Public Finance Balances 3.1% Lease rental revenue 6.5% Essential use equipment Dollars in millions $566.2 loans 40.7% $438.3 $481.9 Tax Incremental 12.7% Financing (TIF) districts Public higher education $269.3 facilities Gaming revenues 14.6% Sales tax, food and 15.0% beverage tax, hotel tax Income tax supported 3Q17 4Q17 1Q18 2Q18 loans Short term financing (BAN) Public finance overview: Borrower Credit Rating . Launched in January 2017 AA+/Aa1 . Provides a range of credit solutions for government and not- 20.2% for-profit entities 35.2% A+/A1 . Borrowers’ needs include short-term financing, debt 2.2% refinancing, infrastructure improvements, economic A/A2 development and equipment financing . Initial efforts have focused on borrowers in Indiana and are BBB+/Baa1 now expanding to other geographic areas of the U.S. 26.3% 16.1% . Recent team additions will strengthen efforts in equipment Not rated and energy finance and build out nationwide platform 18

Healthcare Finance Healthcare finance originations/commitments over Portfolio Composition the past twelve months exceeded $67 million 1.0% Healthcare Finance Balances 1.7% Practice Refinance or 14.4% Acquisition Dollars in millions $65.6 Owner Occupied $48.9 CRE $31.6 Equipment 82.9% $12.4 Projects 3Q17 4Q17 1Q18 2Q18 Healthcare finance overview: . Launched in second quarter 2017 California . Strategic partnership with San Francisco–based 27.7% Nevada Lendeavor 48.5% Arizona . Currently focused on dental and veterinary practices . Borrowers’ needs include practice finance or acquisition, 5.0% Utah 5.2% acquiring or refinancing owner-occupied commercial real Texas 5.8% estate and equipment purchases 7.8% . Initial efforts have primarily focused on west coast with All Others plans to expand nationwide 19

Residential Mortgage . Award-winning national Last 12 Months of Mortgage Originations – Regional Distribution online origination platform . Highly efficient application and underwriting process 18.6% 20.1% . Sales and marketing 32.6% efforts re-focused on purchase mortgage business 17.7% . Full range of residential 11.0% mortgage and home equity products . Central-Indiana based construction loan program 20

Nationwide Branchless Deposit Franchise . Nationwide consumer, Total Deposits – $2.4 Billion – Regional Distribution small business and As of June 30, 2018 commercial deposit base . Scalable technology $344.9 million and customer 14.4% convenience supported $411.3 million by exceptional service 17.2% $979.1 million 40.9% . Deposit relationships in all 50 states, including desirable metropolitan $260.5 million $398.4 million markets 10.9% 16.6% . Average consumer interest checking account balance of $16,201 far exceeds $1.4 million of balances in US territories/Armed Forces the national average included in headquarters/Midwest balance 21

Deposit Composition . Total deposits increased $662.2 million, or 38.2%, since 2Q17 . Treasury management, small business, municipal and health savings accounts provide significant opportunities for increasing lower-cost deposits Total Deposits - $2.4 Billion Total Non-Time Deposits - $767.9 Million As of June 30, 2018 As of June 30, 2018 1 $44.7 2% $91.7$48.9 4% 2% $201.4 26% $582.6 24% $452.6 59% $62.8 $1,626.4 8% 68% $51.1 7% Noninterest-bearing deposits Interest-bearing demand deposits Savings accounts Money market accounts Treasury management Public funds Small business Consumer Time deposits 1 Total non-time deposits excludes brokered non-time deposits 22

Asset Quality Asset quality has improved significantly while balance sheet growth has continued on a strong upward trend NPAs / Total Assets NPLs / Total Loans 0.37% 0.90% 0.50% 0.09% 0.37% 0.31% 0.21% 0.17% 0.04% 0.04% 0.02% 0.01% 2013 2014 2015 2016 2017 2Q18 2013 2014 2015 2016 2017 2Q18 Allowance for Loan Losses / NPLs Net Charge-Offs (Recoveries) / Average Loans 5,632.6% 5,000.6% 1,959.5% 1,784.3% 1,013.9% (0.07%) 293.0% 0.17% 0.00% 0.15% 0.05% 0.03% 2013 2014 2015 2016 2017 2Q18 2013 2014 2015 2016 2017 2Q18 23

Capital . Following the initial public offering in late 2013, the Company deployed capital to fund commercial loan growth, driving revenue growth and improved profitability . Capital offerings: . 2Q16: raised $22.8 million of common equity . 3Q16: issued $25.0 million in publicly traded subordinated debt . 4Q16: raised $23.5 million of common equity . 3Q17: raised $55.0 million of common equity . 2Q18: raised $57.5 million of common equity . Insider ownership ensures board, management and shareholder interests are aligned Tangible Common Equity1 Regulatory Capital Ratios $27.25 15.9% 15.0% 14.7% $26.09 $26.05 14.2% $25.70 13.7% 14.1% 14.0% $24.43 12.5% 12.7% $23.94 13.5% $23.67 $23.52 $23.04 11.9% 11.5% 11.4% 11.4% 10.7% 10.9% 10.1% 8.9% 9.7% 9.9% 7.7% 8.1% 8.2% 7.9% 7.7% 7.3% 7.5% 8.9% 6.7% 8.7% 8.5% 8.1% 8.4% 8.2% 7.6% 7.5% 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 1 1 TBV Per Share TCE / TA Tier 1 Leverage Tier 1 Capital Total Capital 1 See Reconciliation of Non-GAAP Financial Measures 24

Investment Summary . Strong earnings growth improving profitability . Demonstrated track record of deploying capital to fuel loan growth while maintaining strong asset quality . Investments in commercial lending platforms are producing results . Geographic and credit product diversity provide ability to generate sustained balance sheet growth . Consumer banking platform well-positioned to capitalize on changing consumer preferences . Full service, technology-driven model designated to deliver increasing efficiency . Experienced management team committed to building shareholder value 25

Reconciliation of Non-GAAP Financial Measures Dollars in thousands 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 Total equity - GAAP $137,154 $153,942 $157,491 $163,830 $220,867 $224,127 $224,824 $282,087 Adjustments: Goodwill (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) Tangible common equity $132,467 $149,255 $152,804 $159,143 $216,180 $219,440 $220,137 $277,400 Total assets - GAAP $ 1,824,196 $ 1,854,335 $ 2,052,803 $ 2,381,271 $ 2,633,422 $ 2,767,687 $ 2,862,728 $ 3,115,773 Adjustments: Goodwill (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) Tangible assets $ 1,819,509 $ 1,849,648 $ 2,048,116 $ 2,376,584 $ 2,628,735 $ 2,763,000 $ 2,858,041 $ 3,111,086 Common shares outstanding 5,533,050 6,478,050 6,497,662 6,513,577 8,411,077 8,411,077 8,450,925 10,181,675 Book value per common share $24.79 $23.76 $24.24 $25.15 $26.26 $26.65 $26.60 $27.71 Effect of goodwill (0.85) (0.72) (0.72) (0.72) (0.56) (0.56) (0.55) (0.46) Tangible book value per common share $23.94 $23.04 $23.52 $24.43 $25.70 $26.09 $26.05 $27.25 Total shareholders' equity to assets ratio 7.52% 8.30% 7.67% 6.88% 8.39% 8.10% 7.85% 9.05% Effect of goodwill (0.24%) (0.23%) (0.21%) (0.18%) (0.17%) (0.16%) (0.15%) (0.13%) Tangible common equity to tangible assets ratio 7.28% 8.07% 7.46% 6.70% 8.22% 7.94% 7.70% 8.92% Total average equity - GAAP $135,666 $135,974 $154,798 $161,228 $173,459 $222,670 $223,131 $238,465 Adjustments: Average goodwill (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) Average tangible common equity $130,979 $131,287 $150,111 $156,541 $168,772 $217,983 $218,444 $233,778 Return on average shareholders' equity 9.08% 10.85% 7.42% 9.95% 11.20% 6.23% 10.96% 10.11% Effect of goodwill 0.33% 0.39% 0.23% 0.30% 0.31% 0.14% 0.23% 0.20% Return on average tangible common equity 9.41% 11.24% 7.65% 10.25% 11.51% 6.37% 11.19% 10.31% 26

Reconciliation of Non-GAAP Financial Measures

Dollars in thousands	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18
Net Income	$ 3,098	$ 3,710	$ 2,832	$ 4,001	$ 4,895	$ 3,498	$ 6,028	$ 6,008
Adjustments:								
Income tax provision	1,521	1,671	1,023	1,464	1,694	3,521	862	781
Provision for loan losses	2,204	256	1,035	1,322	1,336	1,179	850	667
Pre-tax, pre-provision earnings	$ 6,823	$ 5,637	$ 4,890	$ 6,787	$ 7,925	$ 8,198	$ 7,740	$ 7,456
Net interest margin	2.42%	2.42%	2.50%	2.43%	2.31%	2.35%	2.26%	2.17%
Effect of fully-taxable equivalent adjustments [1]	0.05%	0.06%	0.07%	0.10%	0.21%	0.24%	0.15%	0.16%
Net interest margin - FTE	2.47%	2.48%	2.57%	2.53%	2.52%	2.59%	2.41%	2.33%
Net income - GAAP	$ 3,098	$ 3,710	$ 2,832	$ 4,001	$ 4,895	$ 3,498	$ 6,028	$ 6,008
Adjustments:								
Net deferred tax asset revaluation	-	-	-	-	-	1,846	-	-
Adjusted net income	$3,098	$3,710	$2,832	$4,001	$4,895	$5,344	$6,028	$6,008
Diluted average common shares outstanding	5,622,181	5,761,931	6,602,200	6,597,991	6,854,614	8,527,599	8,542,363	8,919,460
Diluted earnings per share - GAAP	$ 0.55	$ 0.64	$ 0.43	$ 0.61	$ 0.71	$ 0.41	$ 0.71	$ 0.67
Adjustments:								
Effect of net deferred tax asset revaluation	-	-	-	-	-	0.22	-	-
Adjusted diluted earnings per share	$ 0.55	$ 0.64	$ 0.43	$ 0.61	$ 0.71	$ 0.63	$ 0.71	$ 0.67
Return on average assets	0.71%	0.81%	0.60%	0.73%	0.78%	0.52%	0.87%	0.82%
Effect of net deferred tax asset revaluation	0.00%	0.00%	0.00%	0.00%	0.00%	0.28%	0.00%	0.00%
Adjusted return on average assets	0.71%	0.81%	0.60%	0.73%	0.78%	0.80%	0.87%	0.82%
Return on average tangible common equity	9.41%	11.24%	7.62%	10.25%	11.51%	6.37%	11.19%	10.31%
Effect of net deferred tax asset revaluation	0.00%	0.00%	0.00%	0.00%	0.00%	3.36%	0.00%	0.00%
Adjusted return on average tangible common equity	9.41%	11.24%	7.62%	10.25%	11.51%	9.73%	11.19%	10.31%

[1] Assuming a 21% tax rate in 2018 and a 35% tax rate in 2017

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FIRST INTERNET BANCORP

First Internet Bancorp Investor Presentation Second Quarter 2018